UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  October 10, 2019

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 10, 2019, LTC Properties, Inc. (the “Company”) sold $100.0 million aggregate principal amount of 3.85% senior unsecured notes due October 20, 2031 to affiliates and managed accounts of PGIM, Inc. (the investment management business of Prudential Financial, Inc., individually and collectively, “Prudential”). The Company expects to use the proceeds of the notes to pay down its unsecured revolving line of credit. The sale of notes was made pursuant to the Company’s Third Amended and Restated Note Purchase and Private Shelf Agreement, as amended (“Agreement”), with Prudential dated April 28, 2015.

The notes sold under the Agreement are subject to covenants that are substantially similar to the covenants in the Company’s existing credit facility, including requirements to maintain financial ratios such as debt to asset value ratios. Under the Agreement, maximum total indebtedness shall not exceed 50% of total asset value as defined in the Agreement. Borrowings under the Agreement are limited by reference to the value of unencumbered assets and maximum unsecured debt shall not exceed 60% of the unencumbered asset value as defined in the Agreement. Other similar covenants include limitations on the Company’s and its subsidiaries’ abilities to (i) incur liens, (ii) make investments, (iii) engage in mergers or consolidations or sell its properties, and (iv) enter agreements that restrict its subsidiaries’ ability to make dividend payments or loans to the Company. The Company’s assets, whether or not owned by subsidiaries, are subject to the Company’s obligations.

The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement, which was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and to which a first amendment was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and a second amendment was filed as an exhibit to the Company’s Annual Report on Form 10-K (File No. 1-11314) for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: October 10, 2019	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President